UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

OTIS WORLDWIDE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39221	83-3789412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Carrier Place
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code
(860) 674-3000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	OTIS	New York Stock Exchange
0.000% Notes due 2023	OTIS/23	New York Stock Exchange
0.318% Notes due 2026	OTIS/26	New York Stock Exchange
0.934% Notes due 2031	OTIS/31	New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)   On October 24, 2022, the Board of Directors (the “Board”) of Otis Worldwide Corporation (the “Company”) appointed Nelda J. Connors as a director of the Company, effective October 28, 2022, with a term expiring at the 2023 Annual Meeting of Shareowners.  In connection with the appointment of Ms. Connors, the Board increased its size from 9 to 10 directors. The Board has appointed Ms. Connors to the Audit Committee and the Compensation Committee, effective October 28, 2022.

The Board has determined that Ms. Connors qualifies as an independent director under the New York Stock Exchange listing standards and the Company's Director Independence Policy.

Ms. Connors will participate in the compensation program for non-employee directors as described in Exhibits 10.10 and 10.27 to Otis Annual Report on Form 10-K (Commission file number 001-39221) for the fiscal year ended December 31, 2021.

The appointment of Ms. Connors was not pursuant to any arrangement or understanding between Ms. Connors and any third party. As of the date of this report, neither Ms. Connors, nor any of her immediate family members, is a party, either directly or indirectly, to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Ms. Connor is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. References to Internet websites and social media sites in the press release are provided for convenience only. Information available through these websites and social media sites is not incorporated by reference into this Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated October 24, 2022, issued by Otis Worldwide Corporation.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTIS WORLDWIDE CORPORATION
(Registrant)

Date: October 24, 2022	By:	/S/ Toby Smith
Toby Smith
Vice President & Corporate Secretary